U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Amendment No. 1

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 2, 2002


                                DATIGEN.COM, INC.
             (Exact name of registrant as specified in its charter)

                                    000-26027
                              (Commission File No.)

           Utah                                          87-0626333
(State or other jurisdiction of             (IRS Employer Identification No.)
incorporation or organization)


                    3191 North Canyon Road, Provo, Utah 84604
                    (Address of principal executive offices)


                                 (801) 373-3990
                         (Registrant's telephone number)

                                 Not Applicable
                 (Former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

     On January 2, 2002, Datigen.com, Inc., a Utah corporation ("Datigen"), paid $200,000 in cash and issued 175,000 shares of restricted common stock to M. Ballard Gardner of Orem, Utah, in exchange for substantially all the assets Mr. Gardner used in the business of trip hazard removal and concrete cutting. Datigen did not acquire any of Mr. Gardner's receivables or assume any of his pre-existing liabilities. There was no relationship or affiliation between Datigen and Mr. Gardner prior to the transaction. As a result of the transaction, Mr. Ballard now holds 175,000 shares of Datigen common stock, or
20.59 percent of the outstanding shares.

     The assets acquired consist primarily of equipment and supplies used in the trip hazard removal business, ongoing customer accounts, and methods of operation. Datigen intends to pursue the business of trip hazard removal in Utah, and use its Utah operations as a base for expanding operations to other metropolitan areas through company and independent operator owned businesses. Datigen intends to develop this business under the service name "Precision Concrete Cutting."

     As a negotiated element of the transaction, Datigen assumed a month-to-month lease on a garage and storage space located at Mr. Gardner's residence in Orem, Utah at a monthly rental rate of $600. Further, Datigen entered into a two-year employment agreement with Mr. Gardner under which he will be employed full time by Datigen at an annual salary of $75,000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements.

(a) Financial Statements. Included in this filing beginning at page 3 are the following reports and financial statements of Amerex for the fiscal years ended December 31, 2001 and 2000.

     Independent Auditor's Report

     Balance Sheets, December 31, 2001 and 2000

     Statement of Income and Owner's (Deficit) Capital, for the years ended December 31, 2000 and 1999

     Statement of Cash Flows for the years ended December 31, 2001 and 2000

(b) Pro Forma Financial Information. Included in this filing beginning at page 9 is the following proforma financial information giving effect to the acquisition of Amerex at December 31, 2001, and the year then ended.

     Unaudited Proforma Condensed Combined Balance Sheet
     Unaudited Proforma Condensed Combined Income Statement

(c)   Exhibits.  Copies of the following documents are included as exhibits:



SEC Ref. No                  Title of Document                 Location
-----------                  -----------------                 --------

10.1          Asset Purchase agreement between Datigen.com,        *
              Inc., and
                M. Ballard Gardner dated December 27, 2001

10.2          Employment Agreement with M. Ballard Gardner         *
              dated
                January 2, 2001

* These exhibits were included in the initial filing of this report with the Securities and Exchange Commission on January 9, 2002, and are incorporated herein by this reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DATIGEN.COM, INC.


Dated: March 15, 2002                     By /S/ Joseph Ollivier, President

                                                    INDEPENDENT AUDITORS' REPORT







To the Owner of Amerex


We have audited the accompanying balance sheet of Amerex as of December 31, 2001 and 2000, and the related statements of income and owners' (deficit) capital, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Amerex as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.






                                                                    TANNER + CO.






Salt Lake City, Utah
February 6, 2002

                                                                                                    AMEREX

                                                                                             Balance Sheet

                                                                                              December 31,
----------------------------------------------------------------------------------------------------------



              Assets                                                         2001              2000
              ------                                                   -----------------------------------

Cash                                                                   $               -    $       80,479
Accounts receivable                                                               34,253            14,466
                                                                       -----------------------------------

                  Total current assets                                            34,253            94,945
                                                                       -----------------------------------

Property and equipment, net                                                       10,419            10,094
                                                                       -----------------------------------

                  Total assets                                         $          44,672    $      105,039
                                                                       -----------------------------------

----------------------------------------------------------------------------------------------------------

              Liabilities and Stockholders' Equity
              ------------------------------------

Cash overdraft                                                         $          11,556    $            -
Accounts payable and accrued expenses                                              2,677             1,250
Related party note payable                                                        63,226            44,249
                                                                       -----------------------------------

                  Total liabilities                                               77,459            45,499
                                                                       -----------------------------------

Commitments                                                                            -                 -

Owner's (deficit) capital                                                        (32,787)           59,540
                                                                       -----------------------------------

                  Total liabilities and owner's capital                $          44,672    $      105,039
                                                                       -----------------------------------



----------------------------------------------------------------------------------------------------------
See accountants' review report and accompanying notes to financial statements.                           1


                                                                                                    AMEREX

                                                         Statement of Income and Owners' (Deficit) Capital

                                                                                  Years Ended December 31,
----------------------------------------------------------------------------------------------------------


                                                                             2001              2000
                                                                       -----------------------------------

Revenues                                                               $         475,132    $      288,283

Direct costs                                                                     167,530           116,917
                                                                       -----------------------------------

                  Gross profit                                                   307,602           171,366
                                                                       -----------------------------------

Selling, general and administrative expenses                                     121,397            91,890
                                                                       -----------------------------------

                  Income from operations                                         186,205            79,476
                                                                       -----------------------------------

Other Income (expense):
     Interest income                                                               4,203             7,089
     Interest expense to related party                                           (13,735)           (6,383)
                                                                       -----------------------------------

                  Total other income (expense)                                    (9,532)              706
                                                                       -----------------------------------

                  Net income                                                     176,673            80,182

Owner's capital, beginning of year                                                59,540           113,270

Distributions to owner                                                          (269,000)         (133,912)
                                                                       -----------------------------------

Owner's (deficit) capital, end of year                                 $         (32,787)   $       59,540
                                                                       -----------------------------------



----------------------------------------------------------------------------------------------------------
See accountants' review report and accompanying notes to financial statements.                           2

                                                                                                    AMEREX

                                                                                   Statement of Cash Flows

                                                                                  Years Ended December 31,
----------------------------------------------------------------------------------------------------------



                                                                             2001              2000
                                                                       -----------------------------------

Cash flows from operating activities:
     Net income                                                        $         176,673    $       80,182
     Adjustments to reconcile net income to net
       cash provided by operating activities:
         Depreciation                                                              4,977             4,500
         (Increase) decrease in:
              Accounts receivable                                                (19,787)           (2,683)
              Cash overdraft                                                      11,556                 -
              Accounts payable                                                     1,427             1,250
                                                                       -----------------------------------

                      Net cash provided by
                      operating activities                                       174,846            83,249
                                                                       -----------------------------------

Cash flows used in investing activities-
     Purchase of property and equipment                                           (5,302)           (6,092)
                                                                       -----------------------------------

Cash flows from financing activities-
     Increase in related party short-term notes payable                           18,977             6,249
     Distributions to owner                                                     (269,000)         (133,912)
                                                                       -----------------------------------

                      Net cash used in financing
                        activities                                              (250,023)         (127,663)
                                                                       -----------------------------------

                      Net decrease in cash                                       (80,479)          (50,506)

Cash, beginning of year                                                           80,479           130,985
                                                                       -----------------------------------

Cash, end of year                                                      $               -    $       80,479
                                                                       -----------------------------------


----------------------------------------------------------------------------------------------------------
See accountants' review report and accompanying notes to financial statements.                           3

                                                                          AMEREX

                                                   Notes to Financial Statements

                                                      December 31, 2001 and 2000
--------------------------------------------------------------------------------


1.   Summary of     Organization
     Significant Amerex (the Company) is a sole proprietorship and is in the Accounting business of trip hazard removal and related services. Policies
                    Concentration of Credit Risk
                    The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The
                    Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

                    Financial instruments which potentially subject the Company to concentration of credit risk consist primarily of trade receivables. In the normal course of business, the Company may provide credit terms to its customers. The Company has substantially collected all trade receivables since inception and has not had to maintain any allowances for possible losses.

                    Use of Estimates in Financial Statement The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                    Cash and Cash Equivalents
                    Cash  includes  all  cash  and  investments   with  original
                    maturities to the Company of three months or less.

                    Property and Equipment
                    Property and equipment are stated at cost. Depreciation on property and equipment is calculated on the straight-line method over the estimated useful lives of the assets.

                    Revenue Recognition
                    The Company enters into contracts to provide services which are paid as services are performed. The Company recognizes revenues when services are performed.


--------------------------------------------------------------------------------

                                                                          AMEREX
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

1.   Summary of         Sole Proprietor - Income Tax Status
     Significant        The  Company  is a sole  proprietor.  In lieu of  income
     Accounting         taxes payable by the Company,  the owner is taxed on the
     Policies           Company's  taxable  income.  Therefore,  no provision or
     Continued          liability for federal  income taxes has been included in
                        the financial statements.


2.   Property           Property,  plant  and  equipment  is  comprised  of  the
     Plant and          following:
     Equipment
                                                     December 31,
                                           --------------------------------
                                                 2001            2000
                                           --------------------------------

Machinery and equipment                    $         56,718  $       58,799
Vehicles                                             13,228          15,028
Office equipment and fixtures                        12,689           8,767
                                           --------------------------------

                                                     82,635          82,594

     Less accumulated depreciation
       and amortization                             (72,216)        (72,500)
                                           --------------------------------

                                           $         10,419  $       10,094
                                           --------------------------------


3.   Related Party      During the years ended  December 31, 2001 and 2000,  the
     Disclosure         Company had a note due to a corporation  wholly owned by
     and                the spouse of the owner of the Company and controlled by
     Commitments        the  owner of the  Company.  The note is due on  demand,
                        accrues interest at 18% and is unsecured. Balances at December 31, 2001 and 2000 were $63,226 and $44,249, respectively. For the years ended December 31, 2001 and 2000, the Company paid interest on the note of $13,736 and $6,383, respectively. Substantially all interest related to this note had been paid at December 31, 2001 and 2000.



--------------------------------------------------------------------------------

                                                                          AMEREX
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

3.   Related Party      Royalties
     Disclosure         The Company has a royalty agreement,  with a corporation
     and                wholly  owned by the spouse of the owner of the  Company
     Commitments        and  controlled by the owner of the Company,  for use of
     Continued          certain  technology used in concrete  removal,  cutting,
                        and grinding. The royalty requires the Company to pay
                        15% of gross revenues generated from the use of this technology. For the years ended December 31, 2001 and 2000, the Company paid royalties of $70,792 and $43,900, respectively. Substantially all royalty expense relating to the years ended December 31, 2001 and 2000 had been paid in those years.


4.   Supplemental       During the years ended  December 31, 2001 and 2000,  the
     Cash Flow          Company paid the following:
     Disclosure

                                               2001             2000
                                         ----------------------------------

Interest                                 $          13,736  $        6,383
                                         ----------------------------------

Income taxes                             $               -  $            -
                                         ----------------------------------

5.   Major              The Company has the following customers,  which exceeded
     Customers          10%  of the  Company's  revenues  for  the  years  ended
                        December 31, 2001 and 2000.

                                                 2001            2000
                                           ---------------------------------

                         Company A         $        153,000   $      207,000
                         Company B         $        126,000               -
                         Company C         $         50,000               -


6.   Subsequent         On January 1, 2002 the Company entered into an agreement
     Events             with Datigen.com,  Inc. to sell substantially all of its
                        assets, revenue contracts, trade secrets, and business processes in exchange for $200,000 and 175,000 shares of restricted common stock of Datigen.com, Inc.


--------------------------------------------------------------------------------

                                                                          AMEREX
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

7.   Fair Value of      None of the Company's financial instruments are held for
     Financial          trading  purposes.  The Company  estimates that the fair
     Instruments        value of all financial  instruments at December 31, 2001
                        and 2000, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is necessarily required in interpreting market data to develop the estimates of fair value, and, accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.


8.   Recent             In August 2001, the Financial Accounting Standards Board
     Accounting         issued Statement of Financial  Accounting  Standards No.
     Pronounce-         144   "Accounting   for  the  Impairment  of  Long-Lived
     ments              Assets".  This Statement addresses financial  accounting
                        and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. This
                        Statement supercedes FASB Statement 121 and APB Opinion
                        No. 30. This Statement retains certain fundamental provisions of Statement 121, namely; recognition and measurement of the impairment of long-lived assets to be held and used, and measurement of long-lived assets to be disposed of by sale. The Statement also retains the requirement of Opinion 30 to report discontinued operations separately from continuing operations. This
                        Statement also amends ARB No. 51 to eliminate the exception of consolidation for a temporarily controlled subsidiary. The provisions of this statement are effective for financial statements issued for fiscal years beginning after December 15, 2001. Management does not expect the adoption of SFAS No. 144 to have a significant impact on the financial position or results of operations of the Company.

                        In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations". This Statement addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement is effective for financial statements issued for fiscal years beginning after June 15, 2002. This Statement addresses financial accounting and reporting for the disposal of long-lived assets. Management does not expect the adoption of SFAS No. 143 to have a significant impact on the financial position or results of operations of the Company.

--------------------------------------------------------------------------------

                                                                          AMEREX
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------


8.   Recent             In June 2001, the Financial  Accounting  Standards Board
     Accounting         issued Statements of Financial  Accounting Standards No.
     Pronounce-         141 "Business  Combinations"  (SFAS No.  141)and No. 142
     ments              "Goodwill and Other  Intangibles"  (SFAS No. 142).  SFAS
     Continued          No. 141 and No.  142 are  effective  for the  Company on
                        July 1, 2001. SFAS No. 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. The statement also establishes specific criteria for recognition of intangible assets separately from goodwill and requires unallocated negative goodwill to be written off immediately as an extraordinary gain.
                        SFAS No. 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their acquisition. The statement requires that goodwill and indefinite lived intangible assets no longer be amortized and be tested for impairment at least annually. The amortization period of intangible assets with finite lives will no longer be limited to forty years. Management does not expect the adoption of SFAS
                        No. 141 and 142 to have a significant impact on the financial position or results of operations of the Company.


--------------------------------------------------------------------------------

                                DATIGEN.COM, INC.

                                   AND AMEREX

               PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                   [Unaudited]

The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of Datigen.com, Inc. ("Datigen") and the balance sheet of Amerex (a sole proprietorship) as of December 31, 2001, accounting for the transaction as a purchase of the assets, contracts, and technology of Amerex in exchange for $200,000 and 175,000 shares of Datigen common stock and using the assumptions described in the following notes, giving effect for balance sheet purposes as if the transaction had occurred as of the end of the period. The transaction was not completed as of December 31, 2001.

The following unaudited proforma condensed combined income statement combines the results of operations of Datigen and the results of operations of Amerex for the year ended December 31, 2001 as if the transaction had occurred as of the beginning of the year.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of Datigen and Amerex. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on the date indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

--------------------------------------------------------------------------------
                                                                               9

                                DATIGEN.COM, INC.
                                   AND AMEREX
             UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET
                                December 31, 2001

                                     ASSETS

                                                                       Proforma
                                                           Increase    Proforma
                                 Datigen        Amerex    (Decrease)   Combined
                              ------------ ------------ ------------ -----------
ASSETS:
   Cash                       $    454,118 $          - $[A](200,000)$  254,118
   Marketable securities               300            -            -        300
   Accounts receivable                   -       34,253  [D] (34,253)         -
   Note receivable - related
     party                         211,000            -            -    211,000
   Property and Equipment, net           -       10,419            -     10,419
   Intangible assets, net                -            -  [C] 347,081    347,081
                              ------------ ------------ ------------ -----------
                              $    665,418 $     44,672 $    112,828 $  822,918
                              ------------ ------------ ------------ -----------

                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES:
   Cash overdraft             $          -  $    11,556 $[D] (11,556)$        -
   Accounts payable and
    accrued expenses                 2,531        2,677  [D]  (2,677)     2,531
   Related party notes payable           -       63,226  [D] (63,226)         -
                              ------------ ------------ ------------ -----------
     Total current liabilities       2,531       77,459      (77,459)     2,531
                              ------------ ------------ ------------ -----------

STOCKHOLDERS' EQUITY (DEFICIT):
   Common stock                  1,065,100            -  [A] 157,500  1,222,600
   Accumulated other comprehensive
     loss                          (49,700)           -            -    (49,700)
   Retained deficit               (352,513)     (32,787) [B]  32,787   (352,513)
                              ------------ ------------ ------------ -----------
     Total Stockholders' Equity    662,887      (32,787)     190,287    820,387
                              ------------ ------------ ------------ -----------
                              $    665,418 $     44,672 $    112,828 $  822,918
                              ------------ ------------ ------------ -----------
       See Notes To Unaudited Proforma Condensed Financial Statements.
--------------------------------------------------------------------------------
                                                                              10

                                DATIGEN.COM, INC.
                                   AND AMEREX
  UNAUDITED PROFORMA CONDENSED COMBINED INCOME STATEMENT FOR THE YEAR ENDED
                                DECEMBER 31, 2001


                                                                       Proforma
                                                           Increase    Proforma
                                 Datigen        Amerex    (Decrease)   Combined
                              ------------ ------------ ------------ -----------
REVENUE                       $     22,244 $    475,132 $          - $  497,376
                              ------------ ------------ ------------ -----------
OPERATING EXPENSES:
   Direct costs                          -      167,530            -    167,530
   General and administrative       27,832      121,397  [E]  69,416    218,645
                              ------------ ------------ ------------ -----------
   Total operating expenses         27,832      288,927       69,416    386,175
                              ------------ ------------ ------------ -----------
INCOME (LOSS) FROM OPERATIONS       (5,588)     186,205            -    111,201

   Interest expense to
    related party                       -       (13,735)           -    (13,735)
   Other income                     14,868        4,203            -     19,071
                              ------------ ------------ ------------ -----------
INCOME  BEFORE TAXES                 9,280      176,673      (69,416)   116,537

PROVISION FOR INCOME TAXES               -            -            -          -
                              ------------ ------------ ------------ -----------
NET INCOME                    $      9,280 $    176,673 $    (69,416)$  116,537
                              ------------ ------------ ------------ -----------

LOSS PER COMMON SHARES        $        .01          N/A          N/A $      .13
                              ------------ ------------ ------------ -----------

WEIGHTED AVERAGE SHARES            675,000          N/A                 875,000
                              ------------ ------------ ------------ -----------

--------------------------------------------------------------------------------
                                                                              11

                                DATIGEN.COM, INC.
                                   AND AMEREX
     NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS


NOTE 1 - DATIGEN.COM, INC.

     DATIGEN.COM, INC. ["Datigen"], a Utah corporation, was incorporated on February 10, 1999. During the periods presented, Datigen has been primarily engaged in seeking a potential merger opportunity with an operating company.

NOTE 2 - AMEREX

     AMEREX is a sole proprietorship in the business of trip hazard removal and related concrete-cutting services.

NOTE 3 - PROFORMA ADJUSTMENTS

     In January 2002, Datigen entered into a purchase agreement with the owner of Amerex wherein Datigen would acquire property and equipment, technology, verbal contracts, trade secrets, etc. of Amerex in exchange for $200,000 and 175,000 shares of Datigen common stock.

     Pro forma adjustments on the attached financial statements include the following:

     [A] To record the acquisition of Amerex by Datigen through the issuance of 175,000 shares of common stock (fair market value of $.90 per share on the date of acquisition) and payment of $200,000.

     [B]  To eliminate the owner's capital of Amerex for consolidation.

     [C] To record intangible assets purchased, consisting of contracts, technology, and goodwill based on the excess of purchase price over the fair market value of assets acquired

     [D] Accounts receivable, cash overdraft, accounts payable and accrued expenses, and the related party note payable were not acquired/assumed by Datigen, but were retained by the former owner of Amerex

     [E] To record amortization of the amount of purchase price in excess of net assets acquired, based on an estimated five-year life.

NOTE 4 - PROFORMA (LOSS) PER SHARE

     The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition as though such shares had been outstanding from the beginning of the periods presented.

     Dilutive  earnings  per  share  was  not  presented,   as  its  effect  was
     anti-dilutive for the periods presented.

--------------------------------------------------------------------------------
                                                                              12